UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2018

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 190, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On June 19, 2018, Famous Dave’s of America, Inc. issued a press release announcing the repayment of its term loan. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1	Press Release, Dated June 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: June 19, 2018	By:	/s/ Paul M. Malazita
Name: Paul M. Malazita
Title: Interim Chief Financial Officer and Secretary